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                                                                 EXHIBIT (10)(b)
[DELOITTE & TOUCHE LLP LETTERHEAD]



                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement No. 333-90243 of Merrill Lynch Life Variable Annuity Separate Account A on Form N-4 of our reports on (i) Merrill Lynch Life Insurance Company dated February 27, 2001, and (ii) Merrill Lynch Life Variable Annuity Separate Account A dated February 16, 2001, appearing in the Statement of Additional Information, which is incorporated by reference in this Post-Effective Amendment No. 3, and to the reference to us under the heading "Experts" in the prospectus, which is incorporated by reference in this Post-Effective Amendment No. 3.

/s/  DELOITTE & TOUCHE LLP

New York, New York
September 21, 2001